UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2024 (February 14, 2024)

INTELGENX TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-31187	87-0638336
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6420 Abrams
 St- Laurent, Quebec, Canada H4S 1Y2
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (514) 331-7440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.00001 par value	IGXT	OTCQB
	IGX	TSX Venture Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 14, 2024, IntelGenx Technologies Corp. (the "Company"), entered into a selling agency agreement (the "Selling Agency Agreement") with Digital Offering, LLC ("Digital Offering"), in connection with the Company's best efforts offering (the "Offering") of up to 2,000,000 shares of series A convertible cumulative preferred stock, par value $0.00001 per share (the "Series A Preferred Stock"), and up to 40,000,000 shares of common stock of the Company into which the Series A Preferred Stock may convert.

Digital Offering will act as the lead selling agent for the Offering pursuant to the terms of the Selling Agency Agreement, which is included as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. Under the Selling Agency Agreement, the Company has agreed to pay Digital Offering a commission of 7% of the gross proceeds received in the Offering, which shall be allocated by Digital Offering to members of its selling group and soliciting dealers in Digital Offering's sole discretion. The Company is also responsible for $25,000 in accountable expenses of Digital Offering, including for due diligence costs relating to background checks of the Company's officers and directors, travel expenses associated with site visits, tech fees and other related fees. The Company will reimburse Digital Offering for its reasonable and documented legal costs up to a maximum of $75,000, of which $10,000 has been paid to date.

Pursuant to the Selling Agency Agreement, the Company also agreed to issue to Digital Offering (and/or its designees) warrants to purchase a number of Series A Preferred Stock equal to 4.50% of the total number of shares sold in the Offering.

Digital Offering is under no obligation to purchase any of the shares of Series A Preferred Stock or arrange for the sale of any specific number or dollar amount of shares of Series A Preferred Stock.

The foregoing description of the terms of the Selling Agency Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Selling Agency Agreement, which is included as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The provisions of the Selling Agency Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the parties to that document. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission.

Exhibit 9.01. Financial Statements and Exhibits.

Exhibit	Description
1.1	Selling Agency Agreement, dated February 14, 2024, between IntelGenx Technologies Corp. and Digital Offering, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELGENX TECHNOLOGIES CORP.

Date: February 20, 2024

	By:	/s/ Andre Godin
Andre Godin
President and CFO